UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 20, 2011
_________________

22nd Century Group, Inc.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54111	98-0468420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8201 Main Street, Suite 6, Williamsville, New York (Address of Principal Executive Office)		14221 (Zip Code)
Registrant’s telephone number, including area code: (716) 270-1523

______________________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

For the convenience of investors, 22nd Century Group, Inc. (OTCBB: XXII) intends to make research reports available in the “Investor Relations” section of its corporate website (www.xxiicentury.com) from time to time when it has the authority to do so.  By making any such report available, 22nd Century Group, Inc. does not imply its endorsement of or concurrence with any information, conclusions or recommendations contained in the report at the time 22nd Century Group, Inc. makes such report available or at any time thereafter.  Consistent with the foregoing, 22nd Century Group, Inc. has posted on its website a research report by Rodman & Renshaw, LLC dated May 16, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

22nd CENTURY GROUP, INC

	By:	/s/ Joseph Pandolfino
Date: May 20, 2011		Joseph Pandolfino
Chief Executive Officer